Kraft Foods Review of Changes to Financial Reporting March 27, 2009 Exhibit 99.1

Forward-looking statements
This slide presentation contains forward-looking statements that there are two critical aspects of Kraft Foods' financial turnaround, including returning to sustainable growth and improving transparency, accountability and decision-making; the five ways we're improving transparency, accountability and decision-making, in particular, that we are reorganizing European operations for faster decision-making and for better trade-offs, revising cost assignment methodology and moving to LIFO to reduce accounting costs; our
U.S. beverages key initiatives, including that we will invest in value-oriented marketing, increase top-line momentum of powdered beverage stick and premium coffee platforms and improve profitability of ready-to-drink and mainstream coffee; our U.S. cheese key initiatives, including that we will apply an adaptive pricing model for more consistent profit delivery, enhance product mix through incremental marketing behind advantaged categories and segments, and that we will leverage our scale to create retail advantage;
our U.S. convenient meals key initiatives, including our focus on quality, marketing and innovation around sandwiches, that we will sustain top-line momentum of pizza, and grow our margins through "end to end" productivity opportunities; our Grocery initiatives, including focusing our resources on fewer, bigger core platforms, leverage in-store presence with better trade planning and execution tools, and streamline overhead and manufacturing through "end-to-end" initiatives; our U.S. snacks initiatives, including continuing to revitalize core cookie and cracker brands by further investments and building margin-accretive platforms that leverage core equities, grow share in nuts through quality upgrades and participation in growing segments, selectively invest in bars, and invest to optimize manufacturing infrastructure; our Canada and North American Foodservice key initiatives, including growing vol/mix, leveraging scale, optimizing our Canadian manufacturing network, improving product mix by focusing on Kraft brands, and building profit margins by leveraging growth in profitable customer segments; our Europe key initiatives, including focusing where we make money, investing behind the highest margin opportunities, pruning less profitable product lines, improving effectiveness at retail, eliminating inefficient trade spending, driving portfolio availability, reducing costs by streamlining overheads and manufacturing, and integrating our Kraft
Foods and LU businesses; our Developing Markets key initiatives, including growing through locally relevant business models, continuing to focus investments behind priority categories, brands and markets and expanding in traditional trade channels; our 2009 goal to build profit margins and market share; and our long-term goals with regard to organic revenue growth, manufacturing, overhead leverage, cash flow leverage, tax rate, and long-term EPS growth. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, continued volatility of input costs, pricing actions, increased competition, our ability to differentiate our products from private label products, increased costs of sales, FDA or other regulatory actions or delays including widespread product recalls, unanticipated expenses such as litigation or legal settlement expenses, our indebtedness and ability to pay our indebtedness, the shift in our product mix to lower margin offerings, our failure to expand into emerging markets, risks from operating internationally and tax law changes. For additional information on these and other factors that could affect our forward-
looking statements, see our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation.

3 Agenda for today • Rationale Behind Changes to Financial Reporting • Reportable Segments Review

4 There are two critical aspects of Kraft Foods’ financial turnaround • Return to sustainable growth • Improve transparency, accountability and decision-making

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
– For the EU, transitioning core categories to fully integrated business units
• Full ownership of operating results at category level
• Faster decision-making, better trade-offs
– Combining Central Europe with Developing Markets segment
• Grouping markets along economic, go-to-market lines
• Continue to operate on a country-led model

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
• Revising cost assignment methodology
– Shifting towards activity-based costing versus driver-based allocations
– Operations IT and administrative costs moved to Cost of
Sales from Marketing, Administration & Research Costs

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
• Revising cost assignment methodology
• Moving from LIFO to Average Cost in U.S.
– Aligns with way we manage business
• All of Kraft Foods now on Average Cost
– Better reflects economics of the business
– Improves comparability with competitors
– Reduces accounting costs

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
• Revising cost assignment methodology
• Moving from LIFO to Average Cost in U.S.
• Reclassifying excise taxes to Cost of Sales
– Provides better clarity to revenues and profit margins
– Improves comparability of revenue between countries

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
• Revising cost assignment methodology
• Moving from LIFO to Average Cost in U.S.
• Reclassifying excise taxes to Cost of Sales
• Adopting new accounting principles
– SFAS 160 (noncontrolling interests in subsidiaries)
– EITF 03-6-1 (restricted, deferred stock recognition)
– Provides consistent treatment with 2009 results

Five ways we’re improving transparency,
accountability, decision-making
• Reorganizing European operations
• Revising cost assignment methodology
• Moving from LIFO to Average Cost in U.S.
• Reclassifying excise taxes to Cost of Sales
• Adopting new accounting principles

11 Agenda for today • Rationale Behind Changes to Financial Reporting • Reportable Segments Review

Total Kraft: Overview
North
America
North
America
2008 Net Revenue
Developing
Markets
Developing
Markets
Europe
Europe
2008 Segment Operating
Income – ex. Items*
North
America
North
America
Developing
Markets
Developing
Markets
Europe
Europe
* Segment Operating Income – ex. Items excludes the impacts of our Restructuring Program, other asset impairments, one-time costs related to our Kraft Foods Europe Reorganization, and gains/losses on divestitures.

Our portfolio today
• More than 40% of revenue outside North America
• More than 50% from snacks and quick meals
• More than 80% from #1 share positions
• More than 50% from categories where market share is
twice the size of nearest competitor

North America: Overview
U.S.
Beverages
U.S.
Beverages
2008 Net Revenue
Canada &
N.A.
Foodservice
Canada &
N.A.
Foodservice
U.S.
Snacks
U.S.
Snacks
2008 Segment Operating
Income – ex. Items*
U.S.
Cheese
U.S.
Cheese
U.S.
Convenient
Meals
U.S.
Convenient
Meals
U.S.
Grocery
U.S.
Grocery
U.S.
Beverages
U.S.
Beverages
Canada &
N.A.
Foodservice
Canada &
N.A.
Foodservice
U.S.
Snacks
U.S.
Snacks
U.S.
Cheese
U.S.
Cheese
U.S.
Convenient
Meals
U.S.
Convenient
Meals
U.S.
Grocery
U.S.
Grocery
* Segment Operating Income – ex. Items excludes the impacts of our Restructuring Program, other asset impairments, and gains/losses on divestitures.

U.S. Beverages: Overview
Coffee
Coffee
Coffee 29% 0.8 Folgers (Smucker)
RTD Aseptics 59 3.2 Coke Foods
Powdered Bev. 52 2.6 Retailer Brands
2008 Net Revenue
% Relative
Category    Share* Share* Competitor
Powdered
Powdered
RTD
RTD
* Source: 4-Outlet data; The Nielsen Company.
RTD:
Coffee:
Powdered:
Primary Brands

U.S. Beverages: Key Initiatives
• Invest in value-oriented marketing behind Kool-Aid,
Country-Time powdered beverages
• Increase top-line momentum of powdered beverage
stick and premium coffee platforms
• Improve profitability of ready-to-drink and mainstream
coffee behind restaging of CapriSun and Maxwell House

KRAFT Velveeta

KRAFT Cracker Barrel

PHILADELPHIA Bagelfuls

Breakstone's Knudsen

POLLY-O

kraft foods

U.S. Cheese: Overview
Sandwich,
Recipe &
Grated
Sandwich,
Recipe &
Grated
Processed Slices 54% 1.8 Retailer Brands
Grated / Hard Italian 44 1.4 Retailer Brands
Natural Cooking 22 0.5 Retailer Brands
Breakfast Spreads 66 2.1 Retailer Brands
Snacking 23 1.5 Retailer Brands
2008 Net Revenue
% Relative
Category Share* Share* Competitor
Cultured &
Snacking
Cultured &
Snacking
Natural
Natural
Cream
Cheese
Cream
Cheese
Natural:
Sandwich,
Recipe & Grated:
Cream Cheese:
Cultured &
Snacking:
Primary Brands
* Source: 4-Outlet data; The Nielsen Company.

U.S. Cheese: Key Initiatives
• Apply adaptive pricing model for more consistent profit
delivery
• Enhance product mix through incremental marketing
behind advantaged categories, segments
– Revitalize Kraft Singles
– Expand Philadelphia usage
• Leverage Kraft Foods scale to create retail advantage

U.S. Convenient Meals: Overview
Cold Cuts &
Hot Dogs
Cold Cuts &
Hot Dogs
Cold Cuts 36% 2.4 Retailer Brands
Hot Dogs 23 1.0 Sara Lee
Bacon 24 1.2 Retailer Brands
Lunch Combos 91 10.7 ConAgra
Pizza 39 1.7 Schwan
2008 Net Revenue
% Relative
Category Share* Share* Competitor
Bacon,
Boca &
Pickles
Bacon,
Boca &
Pickles
Pizza
Pizza
Meal
Combos
Meal
Combos
Bacon, Boca
& Pickles:
Cold Cuts &
Hot Dogs:
Meal Combos:
Pizza:
Primary Brands
* Source: 4-Outlet data; The Nielsen Company.

U.S. Convenient Meals: Key Initiatives
• Focus quality, marketing, innovation around sandwiches
– Fresher, less processed ingredients
– Expand Deli Fresh, Deli Creations platforms
• Sustain top-line momentum of pizza
– Build “For One” single-serve platform
• Grow margins through “end to end” productivity
opportunities

U.S. Grocery: Overview
Dressings
Dressings
Salad Dressings 26% 1.5 Hidden Valley (Clorox)
Spoonable Dressings 39 0.9 Best Foods (Unilever)
Dry Desserts 82 7.5 Retailer Brands
Refrigerated Desserts 59 3.1 Kozy Shack
Dinners 80 4.9 Retailer Brands
2008 Net Revenue
% Relative
Category Share* Share* Competitor
Mac &
Cheese
Mac &
Cheese
Desserts
Desserts
Other
Grocery
Other
Grocery
Desserts:
Dressings:
Mac & Cheese:
Other Grocery:
Primary Brands
* Source: 4-Outlet data; The Nielsen Company.

U.S. Grocery: Key Initiatives
• Focus resources on fewer, bigger core platforms
– Mac & Cheese, Dressings, Desserts
– Improve volume through investments in quality, marketing
and innovation
• Leverage in-store presence with better trade planning,
execution tools
• Streamline overhead, manufacturing through
“end-to-end” initiatives

U.S. Snacks: Overview
Biscuits
Biscuits
Cookies 45% 2.8 Kellogg
Crackers 47 1.6 Kellogg
Bars 7 0.3 General Mills
Nuts 24 0.7 Retailer Brands
2008 Net Revenue
% Relative
Category Share* Share* Competitor
Bars &
Nuts
Bars &
Nuts
Primary Brands
Biscuits:
Bars & Nuts:
* Source: 4-Outlet data; The Nielsen Company.

U.S. Snacks: Key Initiatives
• Continue to revitalize core cookie and cracker brands
– Further investments in innovation and A&C
– Build margin-accretive platforms that leverage core equities
• Grow share in nuts through quality upgrades,
participation in growing segments
• Selectively invest in bars
• Invest to optimize manufacturing infrastructure

25 Canada and North America Foodservice: Overview Canada Canada 2008 Net Revenue North American Foodservice North American Foodservice Primary Brands Canada: Foodservice:

Canada and North America Foodservice:
Key Initiatives
• Canada
– Grow vol/mix through marketing, innovation linked to U.S.
category initiatives
– Leverage scale to win with customers
– Optimize Canadian manufacturing network
• N.A. Foodservice
– Improve product mix by focusing on Kraft brands, innovation
– Build profit margins by leveraging growth in profitable
customer segments

Europe: Overview
Biscuits
Biscuits
Biscuits 22.2 0.9 Private Label
Chocolate 12.7 0.7 Ferrero
Coffee 21.8 1.0 Private Label
Cream Cheese 40.0 1.7 Private Label
Process Cheese 38.3 2.3 Private Label
2008 Net Revenue
% Relative
Category Share* Share Competitor
Chocolate
Chocolate
Coffee
Coffee
Cheese
Cheese
Local
Categories
Local
Categories
Chocolate:
Biscuits:
Coffee:
Cheese:
Primary Brands
Local:
* Source: The Nielsen Company, value shares

Europe: Key Initiatives
• Focus where we make money
– Invest behind the highest margin opportunities
– Prune less profitable product lines
• Improve effectiveness at retail
– Eliminate inefficient trade spending
– Win in-store
– Drive portfolio availability
• Reduce cost
– Streamline overheads, manufacturing
– Integrate Kraft Foods and LU businesses

29 Developing Markets: Overview CEEMA CEEMA 2008 Net Revenue Latin America Latin America Asia- Pacific Asia- Pacific Primary Brands

Developing Markets: 2008 Revenue
Russia,
Ukraine
& Baltics
Russia,
Ukraine
& Baltics
CEEMA Latin America
Central
Europe
& Other
Central
Europe
& Other
Middle East
& Africa
Middle East
& Africa
Brazil
Brazil
Mexico
Mexico
Southern
Cone
Southern
Cone
Andean
Andean
Caribbean &
C. America
Caribbean &
C. America
Australia &
New Zealand
Australia &
New Zealand
Asia-Pacific
Southeast
Asia
Southeast
Asia
China
China
Japan
& Korea
Japan
& Korea
Southeast
Europe &
Turkey
Southeast
Europe &
Turkey

Developing Markets: Key Initiatives
• Grow through locally relevant business models
– Competitive cost structures
– Appropriate product formulations and price points
– Grassroots marketing and sales
• Continue to focus investments behind priority
categories, brands, markets
– Further expansion in traditional trade channels
• Integration of Kraft Foods and LU businesses

Summary
• Making steady progress toward sustainable growth
– 2007: Rejuvenated top-line growth
– 2008: Grew both top and bottom lines
– 2009: Build profit margins and market share
• Improving our transparency, accountability and
decision-making
Organic Revenue Growth                    4%+
Manufacturing, Overhead Leverage    2-3pp
Cash Flow Leverage & Tax Rate        1-2pp
Long-Term EPS Growth           7%-9%